13. Goodwill	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Goodwill

The Company accounts for acquisitions of subsidiaries in accordance with FASB ASC Subtopic 805-10, Business Combinations. Goodwill represents the excess of acquisition cost over the estimated fair value of net assets acquired in relation to the acquisition of Yixing Pact Environmental Technology Co., Ltd and Pact Asia Pacific Limited in 2005.

As of December 31, 2014, the Company completed the annual impairment test (i.e. comparing the carrying amount of the net assets, including goodwill, with the fair value of the Company as of December 31, 2014). Based on management’s assessment, the Company determined that there was no impairment of goodwill as of December 31, 2014.